UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





  Date of Report (Date of earliest event reported) September 8, 2002



                         CHINA WORLD TRADE CORPORATION
             (Exact name of registrant as specified in its chapter)


              Nevada              000-26119                87-0629754

 (State or other jurisdiction    (Commission             (IRS Employer
       of incorporation)         File Number)          Identification No.)

4th Floor, Goldlion District Network Center
      138 Tiyu Road East, Tianhe
             Guangzhou, PRC                                  510620
_______________________________                    __________________________

(Address of principal executive offices)                   (Zip Code)



     Registrant's telephone number, including area code (001)(8620)3878-0286



                                 Not Applicable

          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         (a) As previously reported on Current Report on Form 8K filed with the Securities and Exchange Commission on March 5, 2003, China World Trade Corporation (the "Company") entered into settlement agreements (collectively, the "Settlement Agreements"), each dated as set forth in the table below, with each of Mr. James Mak, Mr. Roy Wu, Mr. Alfred Or, Mr. Andersen Chan, Mr. Bernard Kwong-chung Chan, Superwear Limited, a British Virgin Islands company, Simple Fortune Inc., a British Virgin Islands company, Sinogolf Limited, a British Virgin Islands company, Top-Trained Securities Limited, a British Virgin Islands company, Splendid Partner Holdings Limited, a British Virgin Islands company, and I&V Ltd., a British Virgin Islands company (collectively, the "Creditors" and individually a "Creditor"). Pursuant to the respective Settlement Agreement, each Creditor converted the amount set forth in the table below, which amount was owed by the Company to the respective Creditor, and in full settlement of the debt, received the number of shares of common stock ("Consideration Shares") in the Company set forth in the table below.

         Name of Creditor                   Date (2003)                Amount Owed               No. of
         Consideration
                                                                                                 Shares

         Mr. James Mak                       September 8               US$87,500                  87,500

         Mr. James Mak                       September 8               US$44,301                  35,000

         Mr. Roy Wu                          September 9               US$91,667                  87,500

         Mr. Alfred Or                       September 10              US$156,645                156,645

         Mr. Andersen Chan                   September 10              US$60,000                  60,000

         Mr. Bernard Kwong-chung Chan        September 8               US$15,000                  73,355

         Superwear Limited                   September 9               US$220,000                500,000

         Simple Forturn Inc.                 September 9               US$230,000                490,000

         Sinogolf Limited                    September 9               US$245,977                510,000

         Top-Trained Securities Limited      September 11              US$944,628               1,000,000

         Splendid Partner Holdings Limited   September 12              US$317,980                500,000

         I&V Ltd.                            September 12              US$317,979                500,000


         The Consideration Shares were issued to each Creditor on January 22, 2003.

         Prior to the Settlement Agreements, Main Edge International Limited ("Main Edge") was the majority shareholder of the Company, holding approximately 52.0 % of the issued and outstanding shares of common stock of the Company (hereinafter "Shares"). As a result of the Settlement Agreements, Main Edge's holding of Shares was reduced from approximately 52.0% to 10.0% of the issued and outstanding Shares and is no longer the majority shareholder able to determine the composition of the board of directors of the Company.

         Powertronic Holdings Limited ("Powertronic"), a British Virgin Islands company, entered into a share purchase agreement dated September 3, 2002 (the "First Share Purchase Agreement") with the Company, to purchase  1,000,000  Share  and  warrants  (the  "First  Warrants")  to purchase up to 2,000,000 Shares, for the total purchase price of US$500,000.00. Additionally, Powertronic entered into a second share purchase agreement dated December 17, 2002 ( the "Second Share Purchase Agreement") with the Company, to purchase an additional 1,000,000 Shares and warrants (the "Second Warrants") to purchase up to an additional 2,000,000 Shares, for the total purchase price of US$500,000.00. The First Warrants and The Second Warrants may be exercised within two year of their issue at an exercise price of US$0.575 per Share.

         The Company entered into a share exchange agreement (the "Share Exchange Agreement") dated as of December 17, 2002, with Mr. Tsang Chi Hung ("Mr. Tsang"), the sole beneficial owner of the share capital in General Business Network (Holdings) Ltd. ("GBN"), a Hong Kong company. Pursuant to the Share Exchange Agreement, the Company acquired from Mr. Tsang all of the issued and outstanding shares of GBN in exchange for four million (4,000,000) Shares and warrants (the "Tsang Warrants") to purchase an additional four million (4,000,000) Shares. The Tsang Warrants may be exercised within two year of their issue at an exercise price of US$0.92 per Share.

         The First Share Purchase Agreement and the Second Share Purchase Agreement (collectively, the "Share Purchases") and the Share Exchange Agreement (the "Acquisition") was each completed on January 24, 2003 and on that date two million (2,000,000) Shares, the First Warrants and the Second Warrants were issued to Powertronic and four million (4,000,000) Shares and the Tsang Warrants were issued to Mr. Tsang.

         In connection with the Shares issued pursuant to the First and Second Share Purchase Agreements and the Share Exchange Agreement and the Shares to be issued on the exercise of the First and Second Warrants and the Tsang Warrants the Company has entered into Registration Rights Agreements with each of Powertronic and Mr. Tsang.

         As a result of the Acquisition and the Share Purchases, and in the event Mr. Tsang exercises the Tsang Warrants in full and Powertronic exercises the First Warrants and the Second Warrants in full, Mr. Tsang and Powertronic own 42.17% and 31.63% of the issued and outstanding Shares on a fully diluted basis. Collectively, Mr. Tsang and Powertronic control 73.70% of the issued and outstanding Shares
         (assuming the Tsang Warrants, the First Warrants and the Second Warrants were exercised in full) on a fully diluted basis and control the appointment of directors to the Board of Directors of the Company.

         However, no new directors or officers were appointed, and no directors of offices were removed as a result of the completion of the Settlement Agreements, the Acquisition or the Share Purchase Agreements. To the Company's knowledge, there are no agreements, arrangements or understandings between and among the Creditors, Powertronic, Mr. Tsang, Main Edge or any other shareholders or their respective associates with respect to the election of directors, appointment of officers or the control of the Company.

         (b) Information required by Item 403(c) of Regulation S-K

         Class                      Name and Address of                Amount and Nature of
         _____                      Beneficial Owner                   Beneficial Owner

         Common Stock               Tsang Chi Hung                     4,000,000
                                    Unit No. 1217, 12/F
                                    The Metropolis
                                    No. 10 Metropolis Drive
                                    Hong Kong SAR

         Warrants to Purchase
         Common Stock               Tsang Chi Hung                     4,000,000
                                    Unit No. 1217, 12/F
                                    The Metropolis
                                    No. 10 Metropolis Drive
                                    Hong Kong SAR

         Common Stock               Powertronic Holdings Limited       2,000,000
                                    240-2830 Clarke Place
                                    Richmond, B.C.
                                    Canada V6V2H5

         Warrants to Purchase
         Common Stock               Powertronic Holdings Limited       4,000,000
                                    240-2830 Clarke Place
                                    Richmond, B.C.
                                    Canada V6V2H5

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth above under "Item 1. Changes in Control of Registrant" is hereby incorporated herein by reference.

Pursuant to the Share Exchange Agreement, the Company acquired 100% of the issued and outstanding shares of GBN, a property holding company. As of the date of acquisition, GBN owned two rental properties located at 20/F., Goldlion Digital Network Center, Unit 01-10, 138 Tiyu Road East, Tianhe, Guangzhou, the PRC and Flat B, 12/F., Champion Center, 301-309 Nathan Road, Hong Kong. The Company intends to retain the rental properties and collect the rental incomes generated by the properties.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)(b) Financial Statements and Pro Forma Financial Information.

         Audited Financial Statements of General Business Network (Holdings) Ltd., a Hong Kong Company as of, and for the years ended December 31, 2002.

         Unaudited Condensed Consolidated Statements of Operations and Balance Sheet of China World Trade Corporation and its Subsidiaries as of, and for the three months ended December 31, 2002.

(c) Exhibits.

4.1      Warrants dated January 24, 2003, issued by the Company to Powertronic Holdings Limited.*
4.2      Warrants dated January 24, 2003, issued by the Company to Powertronic Holdings Limited.*
4.3      Warrants dated January 24, 2003, issued by the Company to Tsang Chi Hung.
4.4      Registration Rights Agreement dated September 3, 2002 between the Company and Powertronic.*

4.5      Registration Rights Agreement dated December 17, 2002 between the Company and Powertronic.*
4.6      Registration Rights Agreement dated December 17, 2002 between the Company and Tsang Chi Hung.*
10.1     Settlement Agreement dated September 8, 2002 between the Company and Mr. James Mak.*
10.2     Settlement Agreement dated September 8, 2002 between the Company and Mr. James Mak.*
10.3     Settlement Agreement dated September 9, 2002 between the Company and Mr. Roy Wu.*
10.4     Settlement Agreement dated September 10, 2002 between the Company and Mr. Alfred Or.*
10.5     Settlement Agreement dated September 10, 2002 between the Company and Mr. Andersen Chan.*
10.6     Settlement Agreement dated September 8, 2002 between the Company and Mr. Bernard Kwong-chung Chan.*
10.7     Settlement Agreement dated September 9, 2002 between the Company and Superwear Limited.*
10.8     Settlement Agreement dated September 9, 2002 between the Company and Simple Fortune Inc.*
10.9     Settlement Agreement dated September 9, 2002 between the Company and Sinogolf Limited.*
10.10    Settlement Agreement dated September 11, 2002 between the Company and Top-Trained Securities Limited.*
10.11    Settlement Agreement dated September 12, 2002 between the Company and Splendid Partner Holdings Limited.*
10.12    Settlement Agreement dated September 12, 2002 between the Company and I&V Ltd.*
10.13    Share Purchase Agreement dated September 3, 2002, between the Company and Powertronic Holdings Limited.*
10.14    Share Purchase Agreement dated December 17, 2002, between the Company and Powertronic Holdings Limited.*
10.15    Share Exchange Agreement dated December 17, 2002, between the Company and Tsang Chi Hung.*

*  Previously  filed as exhibits  to Current  Report on Form 8-K filed on May 5,
2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CHINA WORLD TRADE CORPORATION
                                                   (Registrant)

                                                   /s/ John Hui
                                                   By John Hui President
Date
               15 May 2003

*Print name and title of the signing officer under his signature.

GENERAL BUSINESS NETWORK (HOLDINGS) LIMITED

(FORMERLY KNOWN AS GENERAL BUSINESS NETWORK COMPANY LIMITED)

(INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)

DIRECTORS' REPORT AND ACCOUNTS
FOR THE PERIOD FROM JULY 15, 2002
(DATE OF INCORPORATION) TO DECEMBER 31, 2002






































CHAN, WONG CHUNG & CO.
Certified Public Accountants

GENERAL BUSINESS NETWORK (HOLDINGS) LIMITED

(FORMERLY KNOWN AS GENERAL BUSINESS NETWORK COMPANY LIMITED)

(INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)


REPORT OF THE DIRECTORS

The directors submit their report together with the audited accounts for the period from July 15, 2002 (date of incorporation) to December 31, 2002.


PRINCIPAL ACTIVITIES

The principal activities of the company are property investment and acting as handling agent for letter of credits.


RESULTS

The results of the company for the period ended December 31, 2002 are set out on page 5 of the accounts.


FIXED ASSETS

Details of the movements in fixed assets are shown in note 7 to the accounts.


SHARE CAPITAL

Details of the movement in share capital are shown in note 10 to the accounts.


RESERVES

Movements in the reserves of the company during the period are set out in note 11 to the accounts.


DIRECTORS

The directors during the period and up to the date of this report were :

Tsang Chi Hung                (appointed on July 16, 2002)
Ng Ka Po Garbo                (appointed on July 16, 2002)

In accordance with Article 7 of the company's Articles of Association, all directors retire at the forthcoming annual general meeting but, being eligible, offer themselves for re-election.

DIRECTORS' INTERESTS

Except for those as disclosed in note 14 to the accounts, no other contracts of significance in relation to the company's business to which the company was a party and in which a director of the company had a material interest, whether directly or indirectly, subsisted at the end of the period or at any time during the period.

At no time during the period was the company a party to any arrangements to enable the directors of the company to acquire benefits by means of the acquisition of shares in, or debentures of, the company or any other body corporate.


MANAGEMENT CONTRACTS

No contracts concerning the management and administration of the whole or any substantial part of the business of the company were entered into or existed during the period.


CHANGE OF COMPANY'S NAME

By a special resolution passed on September 2, 2002 and with approval of the Registrar of Companies on September 9, 2002, the company's name was changed from General Business Network Company Limited to General Business Network (Holdings) Limited.


POTENTIAL CHANGE IN MAJOR SHAREHOLDER

On December 17, 2002, the present shareholder of the company entered into a Share Exchange Agreement with China World Trade Corporation ("CWTC"), a U.S. public company listed on the National Association of Securities Dealers Over-the-Counter Bulletin Board, to exchange 10,000 ordinary shares of the company, constituting 100% of the capital of the company, for 4,000,000 newly issued shares of common stock of CWTC, each with par value of US$0.001 (the "Common Stock"), and a two year warrant to purchase up to 4,000,000 shares of the Common Stock at an exercise price of US$0.92 per share upon the condition that at the time of the issuance and exchange of the Common Stock and shares of the company, the net asset value of the company shall not be less than US$3,000,000.

At the time of the issue of this report, the issuance and exchange of the Common Stock and shares of the company have not yet been carried out.


AUDITORS

The accounts  have been audited by Chan,  Wong,  Chung & Co.,  Certified  Public
Accountants,   who  retire   and,   being   eligible,   offer   themselves   for
re-appointment.


On behalf of the board




/s/ Tsang Chi Hung



Director

HONG KONG, 26 February 2003

CHAN, WONG, CHUNG & CO.
Certifited Public Accountants






GENERAL BUSINESS NETWORK (HOLDINGS) LIMITED

(FORMERLY KNOWN AS GENERAL BUSINESS NETWORK COMPANY LIMITED)

(INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)



We have audited the accounts on pages 5 to 15 which have been prepared in accordance with accounting principles generally accepted in Hong Kong.


RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The Companies Ordinance requires the directors to prepare accounts which give a true and fair view. In preparing accounts which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently.

It is our responsibility to form an independent opinion, based on our audit, on those accounts and to report our opinion to you.


BASIS OF OPINION

We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the accounts. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the accounts, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the accounts are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the accounts. We believe that our audit provides a reasonable basis for our opinion.

(continued)







OPINION

In our opinion the accounts give a true and fair view of the state of the company's affairs as at December 31, 2002 and of its profit for the period from July 15, 2002 (date of incorporation) to December 31, 2002 and have been properly prepared in accordance with the Companies Ordinance.
















/s/ Chan, Wong, Chung & Co.



CHAN, WONG, CHUNG & CO.

Certified Public Accountants



HONG KONG,  26 Feb 2003

GENERAL BUSINESS NETWORK (HOLDINGS) LIMITED

(FORMERLY KNOWN AS GENERAL BUSINESS NETWORK COMPANY LIMITED)

(INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)


PROFIT AND LOSS ACCOUNT
FOR THE PERIOD FROM JULY 15, 2002
(DATE OF INCORPORATION) TO DECEMBER 31, 2002

                                                Note                        HK$


TURNOVER                                          2                       5,619

Other revenue                                     2                       4,560
                                                                ---------------

                                                                         10,179

Administrative expenses                                                (452,184)
Other operating expenses                                               (595,624)
Amount due to a director waived                                      17,079,033
                                                                ---------------

Operating profit                                  3                  16,041,404

Finance costs                                     4                      (1,338)
                                                                ---------------

NET PROFIT FOR THE PERIOD                        11                  16,040,066
                                                                ===============


The only component of the statement of recognized gains and losses is the net profit for the period and a separate statement is not presented.

GENERAL BUSINESS NETWORK (HOLDINGS) LIMITED
(FORMERLY KNOWN AS GENERAL BUSINESS NETWORK COMPANY LIMITED)

(INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)

BALANCE SHEET
AS AT DECEMBER 30, 2002

                                                Note                        HK$

NON-CURRENT ASSETS
  Fixed assets                                    7                  23,712,736

CURRENT ASSETS
                                                                ---------------

  Amounts due from related companies              8                     270,504
  Trade and other receivables                                           406,804
  Cash and bank balances                                              1,182,864
                                                                ---------------

                                                                      1,860,172
                                                                ---------------

CURRENT LIABILITIES
  Trade and other payable                                              (196,495)
  Amount due to a related company                 8                      (1,688)
  Amount due to a director                        9                  (1,553,986)
                                                                ---------------

                                                                     (1,752,169)
                                                                ---------------

NET CURRENT ASSETS                                                      108,003
                                                                ---------------

NET ASSETS                                                           23,820,739
                                                                ===============


CAPITAL AND RESERVES

Share capital                                    10                      10,000
Reserves                                         11                  23,810,739
                                                                ---------------

                                                                     23,820,739
                                                                ===============











_________________________   _________________________
DIRECTOR                    DIRECTOR

      GENERAL BUSINESS NETWORK (HOLDINGS) LIMITED
      (FORMERLY KNOWN AS GENERAL BUSINESS NETWORK COMPANY LIMITED)

      (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)

      NOTES TO THE ACCOUNTS



1     PRINCIPAL ACCOUNTING POLICIES

 (A)  BASIS OF PREPARATION

      The accounts have been prepared in accordance with generally accepted accounting principles in Hong Kong and with accounting standards issued by the Hong Kong Society of Accountants. The accounts are prepared under the historical cost convention.

 (B)  FIXED ASSETS

      (i)   Investment properties

            Investment properties are interests in land and buildings in respect of which construction work and development have been completed and are held for their investment potential.

            Investment properties held on leases with unexpired periods greater than 20 years are stated at cost or the most recently determined estimated open market value. Valuation will be under taken by professional valuers if the directors consider the estimated open market value of the properties in aggregate exceeds HK$50 million and more than 15% of the carrying amount of the total assets of the company. Increases in valuations are credited to the assets revaluation reserve; decreases are first set off against increase on earlier valuation and therefore are debited to operating result.

            Upon disposal of an investment property, the relevant portion of the revaluation reserve realized in respect of previous valuations is released from the assets revaluation reserve to the profit and loss account.

            No depreciation is provided on investment properties.

      (ii) Other fixed assets

            Other fixed assets are stated at cost less accumulated depreciation and accumulated impairment losses.

            Depreciation of other fixed assets is calculated to write off the cost of assets less accumulated impairment losses over their estimated useful lives, using the straight-line method, at the following annual rates:

            Leasehold land and buildings              2%
            Leasehold improvement                    50%
            Furniture and fixtures                   33%
            Office equipment                         33%

      (iii) Impairment and gain or loss on sale

            At each balance sheet date, both internal and external sources of information are considered to assess whether there is any indication that assets included in other fixed assets are impaired. If any such indication exists, the recoverable amount of the asset is estimated and where relevant, an impairment loss is recognized to reduce the asset to its recoverable amount. Such impairment losses are recognized in the profit and loss except where the asset is carried at valuation and the impairment loss does not exceed the revaluation surplus for that same asset in which case it is treated as a revaluation decrease.

            The gain or loss on disposal of a fixed asset is the difference between the net sales proceeds and the carrying amount of the relevant asset, and is recognized in the profit and loss account. Any revaluation reserve balance remaining attributable to the relevant asset is transferred to retained earnings and is shown as a movement in reserves.

 (C)  ACCOUNTS RECEIVABLE

      Provision is made against accounts receivable to the extent which they are considered to be doubtful. Accounts receivable in the balance sheet are stated net of such provision.

 (D)  PROVISION

      In accordance with SSAP 28, provisions are recognized when the company has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and a reliable estimate of the amount can be made. Where the company expects a provision to be reimbursed, for example under an insurance contract, the reimbursement is recognized as a separate asset but only when the reimbursement is virtually certain.

 (E)  REVENUE RECOGNITION

      (i) Commission income is recognized in the period in which the services are rendered.

      (ii) Interest income is recognized on a time proportion basis, taking into account the principal amounts outstanding and the interest rates applicable.

      (i) Rental income from letting the investment property is recognized on a time proportion basis.

 (F)  FOREIGN CURRENCIES

      Transactions in foreign currencies are translated at exchange rates ruling at the transaction dates. Monetary assets and liabilities expressed in foreign currencies at the balance sheet date are translated at rates of exchange ruling at the balance sheet date. Exchange differences arising in these cases are dealt with in the profit and loss account.

 (G)  OPERATING LEASES

      Leases where substantially all the rewards and risks of ownership of assets, other than legal title, remain with the leasing company are accounted for as operating leases. Rentals applicable to such operating leases are charged to the profit and loss account on a straight line basis over the lease term.

 (H)  RETIREMENT BENEFIT COST

      The company operates a defined contribution retirement scheme under the Mandatory Provident Fund schemes Ordinance for the employees who are eligible to participate in the scheme. Contributions are expensed as incurred and are reduced by the contributions forfeited by those employees who leave the scheme prior to vesting fully in the contributions. The assets of the scheme are held separately from those of the company in an independently administered fund.

 (I)  BORROWING COSTS

      Borrowing costs that are directly attributable to the acquisition, construction or production of an asset that necessarily takes a substantial period of time to get ready for its intended use or sale are capitalized as part of the cost of that asset.

      All other borrowing costs are charged to the profit and loss account in the year in which they are incurred.

 (J)  TAXATION

      The charge for taxation is based on the result for the period as adjusted for items which are non-assessable or disallowable. Timing differences arise from the recognition for tax purposes of certain items of income and expense in a different accounting period from that in which they are recognized in the accounts. The deferred tax effect of timing differences, computed under the liability method, is recognized in the accounts to the extent that it is probable a liability or an asset will crystallize in the foreseeable future.

 (K)  RELATED PARTIES

      For the purposes of these accounts, parties are considered to be related to the company if the company has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the company and the party are subject to common control or common significant influence. Related parties may be individuals or entities.


2     TURNOVER AND REVENUE

 (a) Turnover represents commission and rental income earned from third parties.

 (b) The amounts of each significant category of revenue recognized during the period are as follows:-

                                                                            HK$
      TURNOVER

      Commission income                                                   2,247
      Rental income                                                       3,372
                                                                     ----------

                                                                          5,619
                                                                     ----------
      OTHER REVENUE

      Interest income from third party                                    1,656
      Bank interest income                                                2,904
                                                                     ----------

                                                                          4,560
                                                                     ----------

      TOTAL REVENUE                                                      10,179
                                                                     ==========


3     OPERATING LOSS

                                                                            HK$
      Operating loss is stated after crediting and charging the following :

      CREDITING

      Amount due to a director waived                                17,079,033
                                                                 ==============

      CHARGING

      Auditors' remuneration                                             15,000
      Depreciation                                                       51,477
      Operating lease in respect of rented premises                      54,285
      Staff costs (excluding directors' remuneration) :-
      - Salaries                                                        271,800
      - Contribution to Mandatory Provident Fund                          9,050
                                                                 ==============

4     FINANCE COSTS

                                                                            HK$

      Bills interests                                                     1,338
                                                                      =========



5     DIRECTORS' REMUNERATION

      The directors did not receive any emoluments in respect of their services rendered to the company during the period.



6     TAXATION

 (a) Hong Kong profits tax has not been provided as the company has not derived any estimated assessable profit for the period.

 (b) Deferred tax credit for the period has not been provided in respect of the following :-

                                                                            HK$

      Accelerated depreciation allowances                               (15,474)
      Tax losses added                                                  262,422
                                                                    -----------

                                                                        246,948
                                                                    ===========



7     FIXED ASSETS

                                                 Leasehold                  Furniture
                                  Investment      land and      Leasehold         and       Office
                                    property     buildings    improvement    fixtures    equipment
                                         HK$           HK$            HK$         HK$          HK$            HK$
      COST OR VALUATION

       Additions                    1,701,250     13,909,032        214,829     40,302       128,127    15,993,540
       Revaluation                          -      7,770,673              -          -             -     7,770,673
                                   ------------ -------------     ----------   ---------   ---------- --------------

       At December 31, 2002         1,701,250     21,679,705        214,829     40,302       128,127    23,764,213

      ACCUMULATED DEPRECIATION

       Charge for the period and
        at December 31, 2002                -              -         28,001      4,978        18,498        51,477
                                   ------------ -------------     ----------   ---------   ---------- --------------

      NET BOOK VALUE

       At December 31, 2002         1,701,250     21,679,705        186,828     35,324       109,629    23,712,736
                                   ============ =============     ==========   =========   ========== ==============

      The analysis of the cost or valuation of the above assets at December 31, 2002 is as follows :-

       At cost                      1,701,250              -        214,829     40,302     128,127       2,084,508
       At valuation                         -     21,679,705              -          -       -          21,679,705
                                   ------------ -------------     ----------   ---------   ---------- --------------

       At December 31, 2002         1,701,250     21,679,705        214,829     40,302     128,127      23,764,213
                                   ============ =============     ==========   =========   ========== ==============

      The  investment   property  is  situated  in  Hong  Kong  and  held  under
      medium-term lease. The land and buildings are situated in the People's of Republic China and held under medium-term leases.

      A revaluation of the land and buildings was carried out as at September 27, 2002 by CB Richard Ellis Limited, a firm of Surveyors and the valuers, on the "open market value" basis. The valuation was adopted by the directors and reflected in the company's records in current period. The surplus of HK$7,770,673 arising on revaluation was transferred to the asset revaluation reserve (note 11).



8     AMOUNTS DUE FROM / TO RELATED COMPANIES

 (a) Particulars of the amounts due from related companies disclosed pursuant to Section 161B of the Companies Ordinance are as follows :-

                                                                  December 31,            Maximum amount due
      Name                                                              2002          from during the period
      ---------                                                ----------------    ----------------------------
                                                                         HK$                             HK$

      China World Trade Corporation                                   220,504                          220,504
                                                                       50,000                           50,000
                                                                   ------------                     ===========

                                                                      270,504
                                                                   ============

 (b) The amounts due from / to related companies are interest-free, unsecured and have no fixed terms of repayment.



9     AMOUNT DUE TO A DIRECTOR

      The amount due to a director is interest-free, unsecured and has no fixed terms of repayment.

10    SHARE CAPITAL

                                                                            HK$

      Authorized, issued and fully paid:

      10,000 ordinary shares of HK$1 each                                10,000
                                                                     ==========

      The company was incorporated with an authorized share capital of 10,000 shares of HK$1 each. Upon incorporation, 10,000 ordinary shares of HK$1 each were issued to subscribers at par value for cash.



11       RESERVES

                                                                 Asset         Profit and
                                                           revaluation               loss
                                                               reserve            account              Total
                                                                   HK$                HK$                HK$

      Revaluation surplus (note 7)                             7,770,673                  -          7,770,673
      Net profit for the period                                        -         16,040,066         16,040,066
                                                            -------------     --------------     --------------

      At December 31, 2002                                     7,770,673         16,040,066         23,810,739
                                                            =============     ==============     ==============

12    DEFERRED TAXATION

 (a)  At  December  31,  2002,   the  company  has   unutilized  tax  losses  of
      approximately HK$1,640,135 available to set off against assessable profits. No credit for these tax losses has been made in the accounts as it is not certain that these tax losses will be utilized in the foreseeable future.

 (b) The potential asset of deferred taxation which has not been accounted for is as follows:-

                                                                            HK$

      Accelerated depreciation allowances                               (15,474)
      Unutilized tax losses                                             262,422
                                                                    -----------

                                                                        246,948
                                                                    ===========

13    LEASE COMMITMENTS

      The company is both a lessor and a lessee under operating leases. Details of the company's commitments under non-cancellable operating leases are set out as follows:

      (a)   Lessor

            The total future minimum lease payments under non-cancellable operating leases, in respect of rented premises, are receivable as follows:

                                                                            HK$


             - within one year                                          102,000
             - after one year but within five years                      93,500
                                                                    -----------

                                                                        195,500
                                                                    ===========

      (b)   Lessee

            The total future minimum lease payments under non-cancellable operating leases, in respect of rented premises, are payable as follows:

                                                                            HK$

             - within one year                                          299,160
             - after one year but within five years                     173,305
                                                                    -----------

                                                                        472,465
                                                                    ===========



14    RELATED PARTY TRANSACTIONS

      During the period ended December 31, 2002, the company had the following significant transactions, in the normal course of business, with a director, Mr. Tsang Chi Hung and his related companies:-

                                                                            HK$

      Purchase of an investment property from a related company       1,680,000

      Purchase of land and buildings from a related company          13,909,032

      Consultant fee paid to a director                                 200,000

      Amount due to a director waived                                17,079,033
                                                                 ==============

15    POTENTIAL CHANGE IN MAJOR SHAREHOLDER

      On December 17, 2002, the present shareholder of the company entered into a Share Exchange Agreement with China World Trade Corporation ("CWTC"), a U.S. public company listed on the National Association of Securities Dealers Over-the-Counter Bulletin Board, to exchange 10,000 ordinary shares of the company, constituting 100% of the capital of the company, for 4,000,000 newly issued shares of common stock of CWTC, each with par value of US$0.001 (the "Common Stock"), and a two year warrant to purchase up to 4,000,000 shares of the Common Stock at an exercise price of US$0.92 per share upon the condition that at the time of the issuance and exchange of the Common Stock and shares of the company, the net asset value of the company shall not be less than US$3,000,000.

      At the time of the issue of this report, the issuance and exchange of the Common Stock and shares of the company have not yet been carried out.



16    APPROVAL OF ACCOUNTS

      The accounts set out on pages 5 to 15 were approved by the board of directors on

      UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND BALANCE
           SHEET OF CHINA WORLD TRADE CORPORATION AND ITS SUBSIDIARIES
             AS OF, AND FOR THE THREE MONTHS ENDED DECEMBER 31, 2002



CHINA WORLD TRADE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three months ended December 31, 2002 and 2001

-----------------------------------------------------------------------------------------------------------------
                                                                                           Three months ended December 31,
                                                                                           --------------------------------
                                                                                                   2001              2002
                                                                                                    US$               US$
                                                                               NOTE           Unaudited         UNAUDITED
OPERATING REVENUES                                                                                    -           509,559

Operating costs and expenses                                                                          -          (108,702)

Selling, general and administrative expenses                                                   (668,127)         (782,257)
                                                                                          ---------------    --------------

LOSS FROM OPERATIONS                                                                           (668,127)         (381,400)

NON-OPERATING (EXPENSES) INCOME
Interest (expenses) income                                                                       (1,958)               40
                                                                                          ---------------    --------------

LOSS BEFORE INCOME TAXES AND MINORITY INTEREST                                                 (670,085)         (381,360)

Provision for income taxes                                                                            -                 -
                                                                                          ---------------    --------------

LOSS BEFORE MINORITY INTEREST                                                                  (670,085)         (381,360)

Minority interest                                                                                     -            79,949
                                                                                          ---------------    --------------

NET LOSS                                                                                       (670,085)         (301,411)
                                                                                          ===============    ==============


LOSS PER SHARE OF COMMON STOCK                                                  4
- Basic                                                                                           (0.82)            (0.04)
                                                                                           ==============     =============

Weighted average number of shares of common stock outstanding                                    815,667         6,970,497
                                                                                           ==============     =============

CHINA WORLD TRADE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET
As of December 31, 2002

-----------------------------------------------------------------------------------------------------------------
                                                                                      As of                As of
                                                                                      September 30,        December 31,
                                                                                               2002                 2002
                                                                             NOTE               US$                  US$
  ASSETS                                                                                                       Unaudited
  CURRENT ASSETS
  Cash and cash equivalents                                                                  32,888               74,355
  Trade and other receivables                                                 5              43,790              434,243
  Rental and other deposits                                                                 341,731              343,394
  Prepayments                                                                                 2,420               71,218
  Inventories                                                                                35,930               56,577
                                                                                      ----------------     ---------------

  TOTAL CURRENT ASSETS                                                                      456,759              979,787

  Property, plant and equipment, net                                                          3,046               45,144
                                                                                      ----------------     ---------------
  TOTAL ASSETS                                                                              459,805            1,024,931
                                                                                      ================     ===============

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Trade and other payables                                                      6             807,715            1,262,948
Deferred income                                                                               8,114              397,619
                                                                                      ----------------     ---------------

TOTAL CURRENT LIABILITIES                                                                   815,829            1,660,567

Minority interest                                                                            17,777               39,576
                                                                                      ----------------     ---------------

                                                                                            833,606            1,700,143
                                                                                      ----------------     ---------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' DEFICIT
Preferred stock, par value of US$0.001 each;
    10,000,000 shares authorized, none issued or outstanding                                      -                    -
Common stock, par value of US$0.001 each;
    50,000,000 shares authorized, 6,970,497 shares issued at December 31
    and September 30, 2002                                                                      971                  971
Common stock to be issued                                                                     6,000                6,000
Additional paid-in capital                                                                6,810,207            6,810,207
Accumulated deficit                                                                      (7,190,979)          (7,492,390)
                                                                                      ----------------     ---------------

TOTAL STOCKHOLDERS' DEFICIT                                                                (373,801)            (675,212)
                                                                                      ----------------     ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                                 459,805            1,024,931
                                                                                      ================     ===============

CHINA WORLD TRADE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
Three months ended December 31, 2002 and 2001

-----------------------------------------------------------------------------------------------------------------
                                                                                               Three           Three
                                                                                              Months           Months
                                                                                               Ended           Ended
                                                                                            December          December
                                                                                            31, 2001          31, 2002
                                                                                        -------------      -------------
                                                                                                 Us$                Us$
                                                                                           Unaudited          Unaudited
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                                   (670,085)          (301,411)

Adjustments to reconcile net loss to net cash used in operating activities:
      Minority interest                                                                         (98)           (79,949)
      Stock issued for services                                                             718,000                  -
      Fixed assets written off                                                                  854                  -
      Depreciation                                                                                -              1,681
      Increase in deferred income                                                                 -            389,505
      Changes in working capital:
         Trade and other receivables                                                            362           (390,453)
         Rental and other deposits                                                                -             (1,663)
         Prepayments                                                                              -            (68,798)
         Inventories                                                                              -            (20,647)
         Trade and other payables                                                           237,868            455,233
                                                                                       --------------     --------------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                         286,901            (16,502)
                                                                                       --------------     --------------
CASH FLOWS FROM INVESTING ACTIVITIES
Website development costs                                                                  (300,000)                 -
Acquisition of property, plant and equipment                                                      -            (43,779)
                                                                                       --------------     --------------

                                                                                           (300,000)           (43,779)
                                                                                       --------------     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceed from issuance of common stock                                                        14,188                  -
Capital contribution from minority shareholder of a subsidiary                                    -            101,748
                                                                                       --------------     --------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                                    14,188            101,748
                                                                                       --------------     --------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                     1,089             41,467

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                 43             32,888
                                                                                       --------------     --------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                    1,132             74,355
                                                                                       ==============     ==============

ANALYSIS OF BALANCES OF CASH AND CASH EQUIVALENTS
Cash and bank balances                                                                        1,132             74,355
                                                                                       ==============     ==============